UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3726

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered
Public Accounting Firm
28	Important Tax Information
29	Information About the Review and Approval
of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus New York
Tax Exempt Bond Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Bond Fund, Inc., covering the 12-month period from June 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph P. Darcy.

Despite occasional bouts of heightened volatility, the reporting period produced generally good results for longer-term municipal bonds. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds remained remarkably resilient as investors responded to new signs of global economic weakness.These factors supported a market rally in April and May 2005, which more than offset earlier weakness among tax-exempt bonds, including those with intermediate-term maturities.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by tighter monetary policy and slowing corporate profit growth. At times such as these, we believe it is especially important for investors to stay in touch with their financial advisors, as they can help you decide what adjustments, if any, you should make to your long-term investment strategy.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph P. Darcy, Senior Portfolio Manager

How did Dreyfus New York Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the 12-month period ended May 31, 2005, the fund achieved a total return of 7.11% .1 In comparison, the Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 7.96% for the same period.2

Although rising interest rates eroded prices of shorter-term bonds during the reporting period, longer-term securities gained value as inflationary pressures remained subdued. The fund produced a lower return than that of its benchmark, primarily due to its focus early in the reporting period on shorter-term securities, which prevented it from participating more fully in market rallies.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. When the fund manager believes that acceptable New York municipal obligations are unavailable for investment, the fund may invest temporarily in municipal obligations that pay income subject to New York state and New York city income taxes, but not federal income tax.The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, inflationary pressures appeared to be intensifying as the labor market improved and energy prices surged. In late June 2004, these factors led the Federal Reserve Board (the “Fed”) to implement its first increase of short-term interest rates in approximately four years. Seven additional rate hikes followed, and the overnight federal funds rate rose from 1% at the start of the reporting period to 3% by the end of the reporting period.

Although the Fed’s rate hikes were steady and gradual, investor sentiment shifted frequently, leading to heightened volatility among shorter-term securities. However, longer-term bonds gained value as investors apparently believed that the economy was not strong enough to rekindle inflationary pressures. In fact, signs of renewed economic weakness late in the reporting period sparked a market rally.

Tax-exempt securities from New York issuers were further buoyed by improving economic conditions, particularly for the City of New York, which received a credit-rating upgrade in May 2005 from one of the major bond rating agencies. Because New York issuers had less need to borrow, the volume of new bond issuance declined compared to the same period one year earlier.

4

Early in the reporting period, we intensified the fund’s focus on shorter-term securities in the belief that, consistent with historical norms, such a position would help mute the effects of market volatility. However, when it later became clear that volatility would be more pronounced among shorter-term securities, we attempted to redeploy assets to the longer end of the maturity spectrum. However, the relatively sparse supply of newly issued New York securities prevented us from doing so as quickly as we would have preferred, and better relative performance later in the reporting period was not enough to fully offset earlier weakness.

What is the fund’s current strategy?

While one or more modest rate hikes remain likely, evidence of a potential economic slowdown suggests to us that the Fed may be nearing the end of its moves toward higher interest rates. Accordingly, we have maintained the fund’s emphasis on longer-term bonds. When purchasing new securities, however, we have focused primarily on high-quality, income-oriented bonds that historically have held more of their value during market declines.

June 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
Return figure provided reflects the absorption of expenses by The Dreyfus Corporation pursuant to an undertaking in effect from June 1, 2004, through April 30, 2006, which may be extended, terminated, or modified thereafter. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns	as of 5/31/05
		1 Year	5 Years	10 Years

Fund		7.11%	6.44%	5.31%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Bond Fund, Inc. on 5/31/95 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and its performance shown in the line graph above takes into account fees and expenses.The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York Tax Exempt Bond Fund, Inc. from December 1, 2004 to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 3.35
Ending value (after expenses)	$1,034.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 3.33
Ending value (after expenses)	$1,021.64

† Expenses are equal to the fund’s annualized expense ratio of .66%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS May 31, 2005
	Principal
Long-Term Municipal Investments—97.6%	Amount ($)		Value ($)

New York—94.7%
Albany Industrial Development Agency, LR
(New York Assembly Building Project) 7.75%, 1/1/2010	750,000		839,527
Battery Park City Authority, Revenue:
5.25%, 11/1/2018	10,000,000		11,119,600
5.25%, 11/1/2019	12,000,000		13,325,160
Erie County Industrial Development Agency,
Life Care Community Revenue
(Episcopal Church Home) 6%, 2/1/2028	1,500,000		1,556,895
Huntington Housing Authority, Senior Housing Facility
Revenue (Gurwin Jewish Senior Residences)
6%, 5/1/2039	5,750,000		5,596,245
Islip Union Free School District Number 2:
5%, 7/1/2017 (Insured; FGIC)	2,160,000		2,389,673
5%, 7/1/2018 (Insured; FGIC)	2,215,000		2,438,781
Long Island Power Authority, Electric System Revenue:
5.50%, 12/1/2011 (Insured; AMBAC)	8,250,000		9,305,587
5.25%, 12/1/2014 (Insured; FSA)	16,000,000		18,160,640
5.375%, 5/1/2033	8,000,000		8,488,480
Metropolitan Transportation Authority, Revenue:
Commuter Facilities 6%, 7/1/2016
(Insured; FGIC) (Prerefunded 7/1/2008)	9,000,000	[a]	9,826,740
Dedicated Tax Fund:
5.25%, 11/15/2025 (Insured; FSA)	11,000,000		11,989,670
5%, 11/15/2028	1,400,000		1,478,834
5%, 11/15/2030	1,000,000		1,046,500
Service Contract 5.50%, 7/1/2024 (Insured; MBIA)	10,000,000		11,086,000
Monroe Tobacco Asset Securitization Corp., Tobacco
Settlement Asset Backed 6.625%, 6/1/2042	500,000		530,245
Municipal Assistance Corporation for City of New York,
Revenue 6.25%, 7/1/2008 (Prerefunded 7/1/2007)	14,455,000	[a]	15,722,125
Nassau County Industrial Development Agency, IDR
(Keyspan-Glenwood Energy Project) 5.25%, 6/1/2027	12,750,000		13,390,942
State of New York
5.50%, 7/15/2016 (Prerefunded 7/15/2006)	10,165,000	[a]	10,566,518
New York City:
5.75%, 2/1/2007 (Insured; AMBAC)	165,000		170,560
8.333%, 2/1/2007	6,000,000	[b,c]	6,404,460
7.25%, 8/15/2007	1,420,000		1,546,352
7.25%, 8/15/2007 (Prerefunded 8/15/2007)	80,000	[a]	87,513
5.375%, 8/1/2009 (Insured; FGIC)	7,000,000		7,469,140
5%, 8/1/2011	5,000,000		5,424,050
5.80%, 8/1/2011	190,000		190,840

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York City (continued):
5.25%, 8/1/2015	8,000,000	8,813,920
5.75%, 8/1/2016 (Insured; AMBAC)	10,000,000	11,377,400
5.25%, 5/15/2018 (Insured; MBIA)	15,000,000	16,619,700
5%, 12/1/2022	11,520,000	12,249,792
5.50%, 6/1/2023	1,000,000	1,093,600
5.875%, 8/1/2024 (Insured; MBIA)	6,975,000	7,309,730
5.875%, 8/1/2024 (Insured; MBIA)
(Prerefunded 8/1/2006)	6,725,000 [a]	7,059,031
5.25%, 8/15/2025	7,475,000	8,143,115
5.25%, 8/15/2026	8,750,000	9,525,075
5%, 4/1/2030	20,000,000	21,087,200
5%, 11/1/2034	16,000,000	16,802,240
New York City Housing Development Corp., Revenue
(New York City Housing Authority Program)
5%, 7/1/2025 (Insured; FGIC)	8,000,000	8,586,080
New York City Industrial Development Agency:
Civic Facility Revenue (United Jewish
Appeals Federation Project) 5%, 7/1/2027	1,000,000	1,064,140
IDR:
(Brooklyn Navy Yard Cogen Partners):
6.20%, 10/1/2022	10,000,000	10,321,900
5.65%, 10/1/2028	12,500,000	12,501,125
5.75%, 10/1/2036	1,000,000	990,020
(Terminal One Group Association Project)
6%, 1/1/2019	1,100,000	1,115,719
New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue:
5.625%, 6/15/2019 (Insured; MBIA)	9,340,000	9,691,558
5.625%, 6/15/2019 (Insured; MBIA)
(Prerefunded 6/15/2006)	4,745,000 [a]	4,928,964
5%, 6/15/2028 (Insured; AMBAC)	5,000,000	5,342,050
5.75%, 6/15/2029 (Insured; MBIA)
(Prerefunded 6/15/2007)	13,000,000 [a]	13,870,870
5.50%, 6/15/2033	12,890,000	14,054,611
5.125%, 6/15/2033 (Insured; MBIA)	1,000,000	1,060,540
5%, 6/15/2037	8,200,000	8,693,394
New York City Transitional Finance Authority,
Future Tax Secured Revenue:
5%, 11/1/2012	26,620,000	29,405,251
6%, 8/15/2016 (Insured; FGIC)
(Prerefunded 8/15/2009)	5,000,000 [a]	5,639,800
5.75%, 8/15/2019 (Prerefunded 8/15/2009)	5,000,000 [a]	5,590,700

	The Fund		9

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York City Transitional Finance Authority,
Future Tax Secured Revenue (continued):
5.50%, 5/1/2025 (Prerefunded 5/1/2009)	10,350,000	[a]	11,422,778
6%, 8/15/2029 (Prerefunded 8/15/2009)	1,000,000	[a]	1,127,960
Zero Coupon, 11/1/2029	9,000,000		7,189,920
5%, 2/1/2033 (Insured; FGIC)	14,350,000		15,192,058
New York Counties Tobacco Trust, Tobacco Settlement
Pass Through 6.50%, 6/1/2035	1,000,000		1,055,080
New York State Dormitory Authority, Revenues:
8.455%, 5/15/2011	9,950,000	[b,c]	12,611,227
(City University Systems):
5.50%, 7/1/2016 (Insured; AMBAC)	6,685,000		7,003,273
5.50%, 7/1/2016 (Insured; AMBAC)
(Prerefunded 7/1/2006)	16,315,000	[a]	17,102,525
5.625%, 7/1/2016 (Insured; FGIC)	9,120,000		10,645,229
5.50%, 7/1/2019 (Insured; FSA)
(Prerefunded 7/1/2009)	10,000,000	[a]	11,060,600
Health, Hospital and Nursing Home:
Department of Health:
5%, 7/1/2010	7,465,000		8,063,320
5%, 7/1/2011	8,200,000		8,927,094
(Lenox Hill Hospital Obligated Group)
5.50%, 7/1/2030	2,170,000		2,282,818
(Memorial Sloan Kettering Cancer Center)
5.75%, 7/1/2020 (Insured; MBIA)	3,000,000		3,603,450
(Menorah Campus)
6.10%, 2/1/2037 (Insured; FHA)	8,300,000		8,836,512
Mental Health Services Facilities Improvement
5%, 2/15/2015 (Insured; FGIC)	9,315,000		10,326,423
(Miriam Osborne Memorial Home)
6.875%, 7/1/2025 (Insured; ACA)	6,105,000		6,930,579
(Mount Sinai Health) 6.50%, 7/1/2025	1,000,000		1,068,530
(North Shore University Hospital at Forest Hills)
5.50%, 11/1/2013 (Insured; MBIA)	2,625,000		3,005,835
(Winthrop University Hospital Association)
5.50%, 7/1/2032	1,000,000		1,054,960
(New York University):
5.75%, 7/1/2027 (Insured; MBIA)	25,625,000		31,578,712
5.50%, 7/1/2040 (Insured; AMBAC)	8,000,000		9,774,000
(Rockefeller University) 5%, 7/1/2032	21,505,000		22,717,452

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Dormitory Authority, Revenues (continued):
(School District Financing Program)
5.375%, 10/1/2022 (Insured; MBIA)	35,000,000		38,638,950
State Personal Income Tax:
5.375%, 3/15/2020 (Prerefunded 3/15/2013)	7,370,000	[a]	8,370,699
5%, 3/15/2032 (Prerefunded 3/15/2013)	8,150,000	[a]	9,048,864
5.05%, 3/15/2032 (Prerefunded 3/15/2013)	500,000	[a]	556,845
(State University Educational Facilities):
5.875%, 5/15/2011	100,000		113,459
7.50%, 5/15/2011	2,105,000		2,434,853
7.50%, 5/15/2011
(Prerefunded 5/15/2011)	1,180,000	[a]	1,393,828
5.50%, 5/15/2013 (Insured; FGIC)	10,035,000		11,444,215
5.50%, 5/15/2013 (Insured; MBIA)	100,000		114,416
7.863%, 5/15/2013 (Insured; MBIA)	6,450,000	[b,c]	8,309,728
5.75%, 5/15/2016 (Insured; FSA)	4,000,000		4,742,920
5.75%, 5/15/2016 (Insured; FSA)
(Prerefunded 5/15/2010)	2,000,000	[a]	2,266,360
5.50%, 7/1/2026 (Insured; FGIC)
(Prerefunded 7/1/2011)	10,000,000	[a]	11,270,800
Third General Resolution
5.25%, 11/15/2012 (Insured; MBIA)	12,660,000		14,230,726
New York State Energy Research and Development
Authority, PCR (Central Hudson Gas)
5.45%, 8/1/2027 (Insured; AMBAC)	9,000,000		9,756,000
New York State Environmental Facilities Corp.:
State Water and Drinking Revolving Funds (New York
City Municipal Water Project) 5.25%, 6/15/2020	13,745,000		15,054,486
SWDR (Occidental Petroleum Corp) 5.70%, 9/1/2028	600,000		600,648
New York State Housing Finance Agency, Revenue:
Health Facilities 6%, 5/1/2008	10,000		10,404
Multi-Family Housing Secured Mortgage
8.705%, 5/1/2008 (Guaranteed; SONYMA)	4,995,000	[b,c]	5,397,197
New York State Local Government Assistance Corp.
5%, 4/1/2021 (Insured; MBIA)	10,000,000		11,182,800
New York State Medical Care Facilities Finance
Agency, Hospital and Nursing Home Insured
Mortgage Revenue 6.125%, 2/15/2015
(Insured; FHA) (Prerefunded 2/15/2007)	1,630,000	[a]	1,699,047

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York State Mortgage Agency, Homeowner
Mortgage, Revenue:
5.10%, 10/1/2007	1,870,000		1,910,224
5.40%, 10/1/2010	160,000		167,731
7.614%, 10/1/2010	1,380,000	[b,c]	1,513,349
5.55%, 10/1/2012	190,000		198,816
7.914%, 10/1/2012	2,405,000	[b,c]	2,628,184
5.80%, 10/1/2028	8,655,000		8,922,353
5.85%, 10/1/2028	6,580,000		6,852,609
5.40%, 4/1/2029	9,995,000		10,394,800
5.875%, 4/1/2030	7,000,000		7,402,150
New York State Municipal Bond Bank Agency,
Special School Purpose Revenue 5.50%, 6/1/2012	3,500,000		3,940,055
New York State Power Authority,
Revenue and General Purpose:
5%, 11/15/2015 (Insured; MBIA)	2,000,000		2,186,420
5%, 11/15/2019	18,210,000		19,832,693
5%, 11/15/2020	10,500,000		11,226,810
5%, 11/15/2021	11,000,000		11,746,790
New York State Thruway Authority,
General Revenue:
5%, 1/1/2023 (Insured; AMBAC)	13,000,000		14,042,080
5%, 1/1/2026 (Insured; AMBAC)	10,000,000		10,743,900
Second General Highway Bridge and Trust Fund
5%, 4/1/2019 (Insured; AMBAC)	9,535,000		10,337,847
Service Contract Revenue
(Local Highway and Bridge):
5.25%, 4/1/2010	7,950,000		8,410,384
5.25%, 4/1/2010 (Prerefunded 4/1/2007)	1,450,000	[a]	1,539,885
6%, 4/1/2011	2,200,000		2,356,596
6%, 4/1/2011 (Prerefunded 4/1/2007)	2,800,000	[a]	3,010,812
6%, 4/1/2012	2,395,000		2,565,476
6%, 4/1/2012 (Prerefunded 4/1/2007)	3,800,000	[a]	4,086,102
New York State Urban Development Corp.:
Correctional Capital Facilities
5.25%, 1/1/2030 (Insured; FSA)
(Prerefunded 1/1/2011)	8,660,000	[a]	9,605,239
Local or Guaranteed Housing
5.50%, 7/1/2016 (Insured; FHA)	10,000,000		10,471,700
State Facilities 5.70%, 4/1/2020 (Insured; MBIA)	20,000,000		23,936,800
Niagara County Industrial Development Agency, SWDR
5.55%, 11/15/2024	2,500,000		2,693,475

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Niagara Falls City School District, COP,
High School Facility:
5%, 6/15/2025 (Insured; FSA)	3,365,000		3,593,551
5%, 6/15/2028 (Insured; FSA)	4,155,000		4,416,183
Onondaga County Industrial Development Agency, IDR
(Weyerhaeuser Project) 9%, 10/1/2007	1,200,000		1,342,968
Orange County Industrial Development Agency,
Life Care Community Revenue
(Glen Arden Inc. Project) 5.70%, 1/1/2028	4,600,000		3,935,300
Port Authority of New York and New Jersey:
7.26%, 12/1/2012	1,000,000	[b,c]	1,020,000
(Consolidated Bond 93rd Series) 6.125%, 6/1/2094	15,000,000		18,363,450
(Consolidated Bond 121st Series)
5.375%, 10/15/2035 (Insured; MBIA)	14,950,000		15,825,622
(Consolidated Bond 132nd Series):
5%, 9/1/2033	11,300,000		11,959,694
5%, 9/1/2034	14,765,000		15,626,981
Special Obligation Revenue
(JFK International Air Terminal-6):
6.25%, 12/1/2013 (Insured; MBIA)	6,000,000		6,964,680
6.25%, 12/1/2014 (Insured; MBIA)	10,000,000		11,743,900
Sales Tax Asset Receivable Corporation:
5.25%, 10/15/2018 (Insured; MBIA)	13,000,000		14,599,520
5%, 10/15/2026 (Insured; MBIA)	18,750,000		20,195,063
5%, 10/15/2032 (Insured; AMBAC)	15,000,000		16,035,000
Suffolk County Industrial Development Agency:
IDR (Nissequogue Cogen Partners Facility)
5.30%, 1/1/2013	2,250,000		2,232,585
Solid Waste Disposal Facilities Revenue
(Ogden Martin Systems):
5.75%, 10/1/2006 (Insured; AMBAC)	25,000		25,923
8.22%, 10/1/2006 (Insured; AMBAC)	4,925,000	[b,c]	5,288,465
Tobacco Settlement Financing Corp., Asset Backed
Revenue 5.50%, 6/1/2015	10,000,000		10,922,100
Tompkins County Industrial Development Agency, Civic
Facility Revenue (Ithacare Center Project)
6.20%, 2/1/2037 (Insured; FHA)	6,000,000		6,404,160
Triborough Bridge and Tunnel Authority,
General Purpose Revenues:
5.375%, 1/1/2019 (Prerefunded 1/1/2016)	7,500,000	[a]	8,652,075
5.25%, 11/15/2019	11,065,000		12,306,714

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Triborough Bridge and Tunnel Authority,
General Purpose Revenues (continued):
5.50%, 1/1/2024	18,635,000		20,464,212
5.125%, 11/15/2029	17,000,000		18,025,270
5.50%, 1/1/2030 (Prerefunded 1/1/2022)	10,540,000	[a]	12,517,726
Watervliet Housing Authority, Residential Housing
Revenue (Beltrone Living Center Project):
6%, 6/1/2028	1,800,000		1,692,324
6.125%, 6/1/2038	1,000,000		935,840
U.S. Related—2.9%
Commonwealth of Puerto Rico, Public Improvement:
5.50%, 7/1/2010 (Insured; FSA)	500,000		557,640
7.863%, 7/1/2010 (Insured; FSA)	4,800,000	[b,c]	5,906,688
5.50%, 7/1/2015 (Insured; FSA)	10,000,000		11,663,500
6%, 7/1/2015 (Insured; MBIA)	3,000,000		3,625,410
5.25%, 7/1/2021	2,430,000		2,645,833
6%, 7/1/2026 (Prerefunded 7/1/2007)	5,000,000	[a]	5,389,600
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
6.919%, 7/1/2038 (Insured; MBIA)	1,000,000	[b,c]	1,101,880
Puerto Rico Infrastructure Financing Authority,
Special Obligation 5.50%, 10/1/2040	5,000,000		5,483,550
Virgin Islands Public Finance Authority, Revenue
6.375%, 10/1/2019	1,000,000		1,142,040
Total Long-Term Municipal Investments
(cost $1,193,672,860)			1,267,634,909

Short-Term Municipal Investments-1.6%

New York City Transitional Finance Authority, VRDN:
2.90% (LOC; Dexia Credit Local)	8,300,000	[d]	8,300,000
Future Tax Secured:
2.90% (SBPA; Landesbank Baden-Wurttemberg)	2,900,000	[d]	2,900,000
2.96% (SBPA; Bank of New York)	7,000,000	[d]	7,000,000
NYC Recovery:
2.92% (SBPA; Bank of New York)	1,000,000	[d]	1,000,000
2.96% (SBPA; Bank of New York)	2,600,000	[d]	2,600,000
Total Short-Term Municipal Investments
(cost $21,800,000)			21,800,000

Total Investments (cost $1,215,472,860)	99.2%		1,289,434,909
Cash and Receivables (Net)	.8%		9,850,821
Net Assets	100.0%		1,299,285,730
14

Summary of Abbreviations

ACA	American Capital Access	MBIA	Municipal Bond Investors
AMBAC	American Municipal Bond		Assurance
	Assurance Corporation		Insurance Corporation
COP	Certificate of Participation	PCR	Pollution Control Revenue
FGIC	Financial Guaranty Insurance	SBPA	Standby Bond Purchase
	Company		Agreement
FHA	Federal Housing Administration	SONYMA	State of New York Mortgage
FSA	Financial Security Assurance		Agency
IDR	Industrial Development Revenue	SWDR	Solid Waste Disposal Revenue
LOC	Letter of Credit	VRDN	Variable Rate Demand Notes
LR	Lease Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

AAA	Aaa	AAA	62.0
AA	Aa	AA	21.3
A	A	A	9.4
BBB	Baa	BBB	2.8
F1	MIG1/P1	SP1/A1	1.7
Not Rated [e]	Not Rated [e]	Not Rated [e]	2.8
100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Inverse floater security—the interest rate is subject to change periodically.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities amounted to $50,181,178 or 3.9% of net assets.
[d]	Securities payable on demand.Variable interest rate—subject to periodic change.
[e]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,215,472,860	1,289,434,909
Interest receivable		16,821,007
Receivable for investment securities sold		5,371,539
Receivable for shares of Common Stock subscribed		27,054
Prepaid expenses		33,069
		1,311,687,578

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		711,602
Cash overdraft due to Custodian		711,119
Payable for investment securities purchased		10,215,066
Payable for shares of Common Stock redeemed		616,729
Accrued expenses		147,332
		12,401,848

Net Assets ($)		1,299,285,730

Composition of Net Assets ($):
Paid-in capital		1,226,168,904
Accumulated net realized gain (loss) on investments		(845,223)
Accumulated net unrealized appreciation
(depreciation) on investments		73,962,049

Net Assets ($)		1,299,285,730

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		86,521,890
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		15.02

See notes to financial statements.
16

STATEMENT OF OPERATIONS Year Ended May 31, 2005
Investment Income ($):
Interest Income	62,239,635
Expenses:
Management fee—Note 3(a)	7,782,190
Shareholder servicing costs—Note 3(b)	1,164,892
Professional fees	105,903
Custodian fees	88,211
Directors’ fees and expenses—Note 3(c)	87,655
Prospectus and shareholders’ reports	54,418
Registration fees	22,165
Loan commitment fees—Note 2	8,675
Miscellaneous	51,574
Total Expenses	9,365,683
Less—reduction in management fee
due to undertakings—Note 3(a)	(658,432)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(29,974)
Net Expenses	8,677,277
Investment Income—Net	53,562,358

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,725,561
Net unrealized appreciation (depreciation) on investments	24,621,228
Net Realized and Unrealized Gain (Loss) on Investments	34,346,789
Net Increase in Net Assets Resulting from Operations	87,909,147

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2005	2004

Operations ($):
Investment income—net	53,562,358	58,659,165
Net realized gain (loss) on investments	9,725,561	(7,612,743)
Net unrealized appreciation
(depreciation) on investments	24,621,228	(72,206,114)
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,909,147	(21,159,692)

Dividends to Shareholders from ($):
Investment income—net	(54,156,163)	(58,076,982)
Net realized gain on investments	—	(6,777,398)
Total Dividends	(54,156,163)	(64,854,380)

Capital Stock Transactions ($):
Net proceeds from shares sold	57,473,240	102,743,447
Net assets received in connection
with reorganization—Note 1	34,421,175	—
Dividends reinvested	38,254,068	46,454,291
Cost of shares redeemed	(161,046,175)	(242,670,085)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(30,897,692)	(93,472,347)
Total Increase (Decrease) in Net Assets	2,855,292	(179,486,419)

Net Assets ($):
Beginning of Period	1,296,430,438	1,475,916,857
End of Period	1,299,285,730	1,296,430,438
Undistributed investment income—net	—	622,498

Capital Share Transactions (Shares):
Shares sold	3,858,214	6,819,799
Shares issued in connection
with reorganization—Note 1	2,311,697	—
Shares issued for dividends reinvested	2,568,933	3,096,903
Shares redeemed	(10,827,715)	(16,114,324)
Net Increase (Decrease) in Shares Outstanding	(2,088,871)	(6,197,622)

See notes to financial statements.
18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

			Year Ended May 31,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value, beginning of period	14.63	15.57	15.02	14.96	14.03
Investment Operations:
Investment income—net	.61[b]	.64[b]	.69[b]	.72[b]	.72
Net realized and unrealized
gain (loss) on investments	.40	(.88)	.71	.11	.93
Total from Investment Operations	1.01	(.24)	1.40	.83	1.65
Distributions:
Dividends from investment
income—net	(.62)	(.63)	(.69)	(.73)	(.72)
Dividends from net realized
gain on investments	—	(.07)	(.16)	(.04)	(.00)[c]
Total Distributions	(.62)	(.70)	(.85)	(.77)	(.72)
Net asset value, end of period	15.02	14.63	15.57	15.02	14.96

Total Return (%)	7.11	(1.57)	9.56	5.64	11.99

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.71	.71	.70	.77
Ratio of net expenses
to average net assets	.67	.71	.71	.70	.73
Ratio of net investment income
to average net assets	4.13	4.25	4.53	4.82	4.91
Portfolio Turnover Rate	40.69	24.22	29.28	19.47	17.57

Net Assets, end of period
($ x 1,000)	1,299,286	1,296,430	1,475,917	1,461,723	1,449,047

[a]	As required, effective June 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities.
The effect of this change for the period ended May 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.81% to 4.82%. Per share data and ratios/supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York Tax Exempt Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

As of the close of business on March 3, 2005, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus New York Municipal Income, Inc. (“New York Municipal Income”) were transferred to the fund. Shareholders of New York Municipal Income received shares of the fund, in an amount equal to the aggregate net asset value of their investment in New York Municipal Income at the time of the exchange.The net asset value of the fund’s shares at the close of business on March 3, 2005, after the reorganization, was $14.89 per share, and a total of 2,311,697 shares representing net assets of $34,421,175 (including $2,298,588 accumulated net realized loss on investments and $1,251,942 net unrealized appreciation on investments) were issued to New York Municipal Income shareholders in the exchange. The exchange was a tax-free event to shareholders.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2005, the components of accumulated earnings on a tax basis were as follows:undistributed tax exempt income $170,614,undistributed capital gains $1,950,994 and unrealized appreciation $73,156,368. As a result of the fund’s merger with New York Municipal Income, capital losses of $1,988,212 are available to offset future gains. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. These acquired capital losses are expected to expire between fiscal 2011-2012.

22

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2005 and May 31, 2004 were as follows: tax exempt income $54,156,163 and $58,076,982, ordinary income $0 and $3,255,862 and long-term capital gains $0 and $3,521,536, respectively.

During the period ended May 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $28,693 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed

1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from the payment to be made to the Manager, or the Manager will bear such excess expense.The Manager had undertaken from June 1, 2004 through April 30, 2005 to waive receipt of .05% in management

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

fee payable to the fund. The Manager has undertaken from May 1, 2005 through April 30, 2006, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses (exclusive of certain expenses as described above) do not exceed .65 of 1%.The reduction in management fee, pursuant to the undertakings, amounted to $658,432 during the period ended May 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2005, the fund was charged $680,254 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2005, the fund was charged $345,539 pursuant to the transfer agency agreement.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $658,781, shareholder services plan fees $58,000, chief compliance officer fees $1,693 and transfer agency per account fees $58,000, which are offset against an expense reimbursement currently in effect in the amount of $64,872.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

24

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2005, redemption fees charged and retained by the fund amounted to $36.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and investments received in the reorganization, during the period ended May 31, 2005, amounted to $510,952,266 and $566,148,340, respectively.

At May 31,2005,the cost of investments for federal income tax purposes was $1,216,278,541; accordingly, accumulated net unrealized appreciation on investments was $73,156,368, consisting of $74,947,561 gross unrealized appreciation and $1,791,193 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004,two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc.and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors. The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses.As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus New York Tax Exempt Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Bond Fund, Inc., including the statement of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights,assessing the accounting principles used and significant estimates made by management,and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Bond Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2005 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

28

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
M A N A G E M E N T A G R E E M E N T	(Unaudited)

At a meeting of the Board of Directors held on April 18, 2005, the Board considered the re-approval of the fund’s Management Agreement for another one year term, pursuant to which the Manager provides the fund with investment advisory and administrative ser-vices.The Board members who are not “interested persons” (as defined in the Act (the “Independent Directors”)) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Quality and Extent of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus complex, and discussed the nature, quality and extent of the services provided to the fund pursuant to its Management Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratios and placed significant emphasis on comparisons to a group of comparable funds and Lipper

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

averages. The Board reviewed the fund’s performance, management fee, and total expense ratio within this comparison group and against the fund’s Lipper category average, and discussed the results of the comparisons.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the fund. The Board members noted that the fund’s income and total return performance was lower than the fund’s respective comparison group averages and Lipper category averages. The Board members also discussed the fund’s management fee and expense ratio, noting the range of management fees in the comparison group and that the fund’s expense ratio was lower than the comparison group average and Lipper category average, even without giving effect to the voluntary undertaking implemented by the Manager over the past one-year period ended April 30, 2005 to reduce the fund’s expense ratio. The Manager’s representatives advised the Board that the Manager would implement a new undertaking for an additional one-year period to further reduce the fund’s expense ratio from the prior year’s level.

The Board also received a presentation from the fund’s primary portfolio manager during which he discussed the fund’s investment strategy and the factors that affected the ability to more promptly improve the fund’s relative performance over the past year.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by two mutual funds with similar investment objectives, policies and strategies as the fund (the “Similar Funds”). These comparison groups also compared the management fee and total expense ratios of Similar Funds and were composed exclusively of investment companies affiliated with the Manager that were reported in the same Lipper category as the fund. The Manager’s representatives explained the nature of each Similar Fund and the differences, from the Manager’s perspective, in management of these Similar Funds as compared to management of the Fund. The Manager’s representatives also reviewed the costs associated with dis-

30

tribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. One Similar Fund had the same management fee as the fee borne by the fund, and one had a slightly lower management fee (but higher total operating expenses) than the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.There were no other institutional or wrap fee separate accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the recent decline in assets, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, quality and extent of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the fund’s overall performance and generally superior service levels rendered.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, quality and extent of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund’s overall performance, not- ing in particular the primary portfolio manager’s track record in prior years in managing the fund as well as his efforts to improve relative performance over the past year.
  The Board concluded that the fund’s fee paid to the Manager was reasonable in light of comparative performance and expense and advisory fee information, particularly given the Manager’s implementation of an undertaking to reduce expenses, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board recognized that economies of scale may be realized as the fund’s assets increase and determined that, to the extent that material economies of scale had not been shared with the fund, the Board would seek to do so.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84

———————
Samuel Chase (73) Board Member (1985)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

No. of Portfolios for which Board Member Serves: 15

———————
Gordon J. Davis (63) Board Member (1995)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 26

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (63) Board Member (1983)

Principal Occupation During Past 5 Years:

• Senior Vice President of the William Morris Agency

No. of Portfolios for which Board Member Serves: 15

———————
Arnold S. Hiatt (78) Board Member (1983)

Principal Occupation During Past 5 Years:

• Chairman of The Stride Rite Charitable Foundation

Other Board Memberships and Affiliations:
  Isabella Stewart Gardner Museum,Trustee
  John Merck Fund, a charitable trust,Trustee
  Business for Social Responsibility, Director
  The A.M. Fund,Trustee
No. of Portfolios for which Board Member Serves: 15

———————

Burton N. Wallack (54) Board Member (1991)

Principal Occupation During Past 5 Years:

• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 15

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

34

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 24 investment companies (comprised of 55 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

36

For More		Information

Dreyfus		Transfer Agent &
New York Tax Exempt		Dividend Disbursing Agent
Bond Fund, Inc.
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0980AR0505

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,485 in 2004 and $40,634 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,589 in 2004 and $3,517 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $864 in 2004 and $742 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $811,636 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

-